                                                                    Exhibit 99.1


           UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION OF
           BOSTON CHICKEN, INC. GIVING EFFECT TO THE ACQUISITION OF
            MARKET PARTNERS, L.L.C., BC EQUITY FUNDING, L.L.C. AND
                CERTAIN AREA DEVELOPERS OF BOSTON CHICKEN, INC.

     The pro forma consolidated financial information for Boston Chicken, Inc. (the "Company") gives effect to the merger of Market Partners, L.L.C. ("Market Partners") and BC Equity Funding, L.L.C. ("BC Equity Funding") into BCI Acquisition Sub, L.L.C., a wholly-owned subsidiary of the Company and the conversion of the Company's loans to the area developers of the Company which have preferred equity investments from Market Partners and BC Equity Funding and have waived the moratorium on their loan conversion (collectively, the "Merger and loan conversions"). The adjusted pro forma statement of operations for the Company gives effect to the Merger and loan conversion and the conversion of the Company's loan to BC Great Lakes, L.L.C. ("BC Great Lakes"), which loan was converted by the Company in March 1998. (The pro forma balance already includes the financial position of BC Great Lakes.) The pro forma consolidated financial statements of the Company are based upon the assumptions set forth in the accompanying notes to such statements. The pro forma balance sheet assumes the transactions occur as of April 19, 1998 and the pro forma results of operations assume the transactions occurred at the beginning of the period presented. The pro forma financial statements should be read in conjunction with the related historical financial statements and are not necessarily indicative of the results that would have actually occurred had the transactions been consummated on the date or the period indicated or which may occur in the future.

                     BOSTON CHICKEN, INC. AND SUBSIDIARIES
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
         GIVING EFFECT TO THE ACQUISITION OF MARKET PARTNERS, L.L.C.,
                           BC EQUITY FUNDING, L.L.C.
              AND CERTAIN AREA DEVELOPERS OF BOSTON CHICKEN, INC.
                     FOR THE QUARTER ENDED APRIL 19, 1998
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                   Bc Equity   Market
                        Boston     Funding,   Partners,  Total Area  Pro Forma                   BC Great     Pro Forma
                     Chicken, Inc.  L.L.C.     L.L.C.    Developers Adjustments     Pro Forma  Lakes, L.L.C. Adjustments
                     ------------- ---------  ---------  ---------- -----------     ---------  ------------- -----------
Revenue:
 Stores............    $ 203,929   $    --    $    --     $148,800                  $ 352,729     $25,573
 Royalties and
  franchise related
  fees..............       4,542        --         --          --                       4,542         --       $(1,109)(12)
 Interest income...        3,221        --         --          --                       3,221         --          (879)(12)
                       ---------   --------   --------    --------   --------       ---------     -------      -------
   Total revenue...      211,692        --         --      148,800                    360,492      25,573       (1,988)
Costs and Expenses:
 Store operations:
   Food and paper..       72,209        --         --       53,775                    125,984       9,328
   Labor...........       59,019        --         --       39,424                     98,443       6,787
   Other controllable
    costs...........      22,127        --         --       24,072                     46,199       3,807
   Rent, occupancy
    and related.....      19,447        --         --       24,114                     43,561       3,375
   Contractual and
    discretionary
    marketing.......      11,078        --         --       11,553                     22,631       1,797
 General and
  administrative....       53,704          5         23      57,385   $(21,278)(4)      89,839       3,711       (3,219)(12)
 Depreciation and
  amortization
  (excluding
  goodwill
  amortization).....      16,806        --         --        7,005     (2,275)(5)      21,536       1,209         (672)(13)
 Goodwill
  amortization......       5,954        --         --        1,918        320 (5)       8,192         360           57 (13)
 Provision for
  loan losses.......     202,000        --         --          --     (96,872)(6)     105,128         --
Losses of Boston
 Chicken, Inc.'s
 area developers....      58,079        --         --          --     (49,857)(3)       8,222         --
                       ---------   --------   --------    --------   --------       ---------     -------      -------
   Total costs and
    expenses........     520,423          5         23     219,246   (169,962)        569,735      30,374       (3,834)
                       ---------   --------   --------    --------   --------       ---------     -------      -------
Loss from
 Operations.........    (308,731)        (5)       (23)    (70,446)   169,962        (209,243)     (4,801)       1,846
Other Income
 (Expense):
 Investment
  income............         --           4         10         --                          14         --
 Interest expense,
  net...............     (16,767)       --         --      (15,768)    15,647 (4)     (16,888)     (2,551)       2,553 (12)
 Loss on issuances
  of subsidiary's
  stock.............         (17)       --         --          --                         (17)        --
 Other income
  (expense), net....       1,010        --         --           20                      1,030          38
 Unrealized
  depreciation on
  investments.......         --     (26,463)   (29,685)        --      56,148 (2)         --          --
                       ---------   --------   --------    --------   --------       ---------     -------      -------
   Total other
    income
    (expense).......     (15,774)   (26,459)   (29,675)    (15,748)    71,795         (15,861)     (2,513)       2,553
                       ---------   --------   --------    --------   --------       ---------     -------      -------
Loss Before Income
 Taxes and Minority
 Interest...........    (324,505)   (26,464)   (29,698)    (86,194)   241,757        (225,104)     (7,314)       4,399
Income Tax Benefit.          --         --         --          --         --              --          --
Minority Interest
 in Losses of
 Subsidiaries.......      11,948        --         --          --      18,958 (7)      30,906         --         1,097 (14)
                       ---------   --------   --------    --------   --------       ---------     -------      -------
Net Loss...........     (312,557)   (26,464)   (29,698)    (86,194)   260,715        (194,198)     (7,314)       5,496
Dividends on
 Preferred Stock....         --         --         --          --      (3,170)(9)      (3,170)        --           --
                       ---------   --------   --------    --------   --------       ---------     -------      -------
Net Loss Applicable
 to Common Stock....   $(312,557)  $(26,464)  $(29,698)   $(86,194)   $257,545      $(197,368)    $(7,314)     $ 5,496
                       ==========   ========   ========    ========   ========       =========     =======      =======
Basic Loss Per
 Share..............   $   (4.38)                                                   $   (2.66)(10)
                       =========                                                    =========
Diluted Loss Per
 Share..............   $   (4.38)                                                   $   (2.66)(10)
                       =========                                                    =========
Weighted Average
 Number of Common
 Shares Outstanding:
  Basic.............      71,438                                        3,500 (8)      74,938
                       =========                                     ========       =========
 Diluted...........       71,438                                        3,500 (8)      74,938
                       =========                                     ========       =========
                     Adjusted
                     Pro Forma
                     ---------
Revenue:
 Stores............  $ 378,302
 Royalties and
  franchise related
  fees..............     3,433
 Interest income...      2,342
                     ---------
   Total revenue...    384,077
Costs and Expenses:
 Store operations:
   Food and paper..    135,312
   Labor...........    105,230
   Other controllable
    costs..........     50,006
   Rent, occupancy
    and related.....    46,936
   Contractual and
    discretionary
    marketing.......    24,428
 General and
  administrative....    90,331
 Depreciation and
  amortization
  (excluding
  goodwill
  amortization).....    22,073
 Goodwill
  amortization......     8,609
 Provision for
  loan losses.......   105,128
Losses of Boston
 Chicken, Inc.'s
 area developers....     8,222
                     ---------
   Total costs and
    expenses........   596,275
                     ---------
Loss from
 Operations.........  (212,198)
Other Income
 (Expense):
 Investment
  income............        14
 Interest expense,
  net...............   (16,886)
 Loss on issuances
  of subsidiary's
  stock.............       (17)
 Other income
  (expense), net....     1,068
 Unrealized
  depreciation on
  investments.......       --
                     ---------
   Total other
    income
    (expense).......   (15,821)
                     ---------
Loss Before Income
 Taxes and Minority
 Interest...........  (228,019)
Income Tax Benefit.        --
Minority Interest
 in Losses of
 Subsidiaries.......    32,003
                     ---------
Net Loss...........   (196,016)
Dividends on
 Preferred Stock....    (3,170)
                     ---------
Net Loss Applicable
 to Common Stock.... $(199,186)
                     =========
Basic Loss Per
 Share.............. $   (2.69)(10)
                     =========
Diluted Loss Per
 Share.............. $   (2.69)(10)
                     =========
Weighted Average
 Number of Common
 Shares Outstanding:
 Basic.............     74,938
                     =========
 Diluted...........     74,938
                     =========

                     BOSTON CHICKEN, INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
          GIVING EFFECT TO THE ACQUISITION OF MARKET PARTNERS, L.L.C.,
             BC EQUITY FUNDING, L.L.C. AND CERTAIN AREA DEVELOPERS
                            OF BOSTON CHICKEN, INC.
                                 APRIL 19, 1998
                                 (IN THOUSANDS)

                                       BC
                           BOSTON    EQUITY   MARKET
                          CHICKEN,  FUNDING, PARTNERS, TOTAL AREA  PRO FORMA
                            INC.     L.L.C.   L.L.C.   DEVELOPERS ADJUSTMENTS     PRO FORMA
                         ---------- -------- --------- ---------- -----------     ----------
         ASSETS
         ------
Current Assets:
  Cash and cash
   equivalents.......... $   32,698 $   234   $   505   $  2,435   $ (10,000)(8)  $   25,872
  Accounts receivable,
   net..................      9,765     --        --         --       (5,646)(4)       4,119
  Inventories...........     16,530     --        --       9,688                      26,218
  Prepaid expenses and
   other current assets.        777       1         2      1,276                       2,056
  Deferred income taxes.      2,353     --        --         --                        2,353
                         ---------- -------   -------   --------   ---------      ----------
    Total Current
     Assets.............     62,123     235       507     13,399     (15,646)         60,618
Property and Equipment,
 net....................    559,170     --        --     166,365     (13,847)(11)    711,688
Investments in Boston
 Chicken, Inc. Area
 Developers.............        --   24,378    28,243        --      (52,621)(11)        --
Notes Receivable, net...    276,553     --        --         --     (213,823)(11)     62,730
Deferred Financing
 Costs, net.............     23,255     --        --         --                       23,255
Goodwill, net...........    696,057     --        --      57,358     180,550 (11)    933,965
Other Assets, net.......     76,918      38       262      6,400        (300)(8)      83,318
                         ---------- -------   -------   --------   ---------      ----------
    Total Assets........ $1,694,076 $24,651   $29,012   $243,522   $(115,687)     $1,875,574
                         ========== =======   =======   ========   =========      ==========

                     BOSTON CHICKEN, INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
          GIVING EFFECT TO THE ACQUISITION OF MARKET PARTNERS, L.L.C.,
             BC EQUITY FUNDING, L.L.C. AND CERTAIN AREA DEVELOPERS
                            OF BOSTON CHICKEN, INC.
                           APRIL 19, 1998 (CONTINUED)
                                 (IN THOUSANDS)

                                                     BC
                                        BOSTON     EQUITY   MARKET
                                       CHICKEN,   FUNDING, PARTNERS, TOTAL AREA   PRO FORMA
                                         INC.      L.L.C.   L.L.C.   DEVELOPERS  ADJUSTMENTS     PRO FORMA
                                      ----------  -------- --------- ----------  -----------     ----------
          LIABILITIES AND
      STOCKHOLDERS'/PARTNERS'/
     MEMBERS' EQUITY (DEFICIT)
     -------------------------
Current Liabilities:
  Accounts payable....................$   21,409  $   --    $   --   $   2,439    $  (1,724)(4)  $   22,124
  Accrued expenses....................    87,441      --        --      52,787       (3,922)(4)     133,912
                                                                                     (2,394)(11)
  Other current liabilities...........    14,611      --        --         --                        14,611
                                      ----------  -------   -------  ---------    ---------      ----------
    Total Current Liabilities.........   123,461      --        --      55,226       (8,040)        170,647
Deferred Franchise Revenue............     5,268      --        --         --        (3,265)(11)      2,003
Convertible Subordinated Debt--
 Boston Chicken, Inc..................   417,020      --        --         --                       417,020
Convertible Subordinated Debt--
 Einstein/Noah Bagel Corp.............   125,000      --        --         --                       125,000
Liquid Yield Option Notes.............   202,270      --        --         --                       202,270
Senior Secured Revolver--Boston
 Chicken, Inc.........................    10,000      --        --         --                        10,000
Senior Term Loan--Einstein/Noah
 Bagel Corp...........................    22,500      --        --         --                        22,500
Long-Term Debt........................       --       --        --     542,239     (537,284)(11)      4,955
Deferred Income Taxes.................     2,353      --        --         --                         2,353
Other Noncurrent Liabilities..........    45,396      --        --      14,418           (8)(11)     59,806
Mandatorily Redeemable Preferred
 Stock................................       --       --        --         --        82,905 (8)      82,905
Minority Interests....................   250,238      --        --         --        18,715 (11)    268,953
Stockholders'/Partners'/Members'
 Equity/(Deficit):                                                         --
  Preferred stock.....................       --       --        --         --                           --
  Common stock........................       715      --        --         --            35 (8)         750
  Additional paid-in capital..........   918,717      --        --         --        16,537 (8)     935,274
  Partners'/Members' equity (deficit).       --    24,651    29,012   (368,361)     368,361 (11)        --
                                                                                    (53,663)(8)
  Accumulated deficit.................  (428,862)     --        --         --                      (428,862)
                                      ----------  -------   -------  ---------    ---------      ----------
    Total Equity (Deficit)............   490,570   24,651    29,012   (368,361)     331,290         507,162
                                      ----------  -------   -------  ---------    ---------      ----------
    Total Liabilities and
     Stockholders'/Partners'/Members'
     Equity (Deficit).................$1,694,076  $24,651   $29,012  $ 243,522    $(115,687)     $1,875,574
                                      ==========  =======   =======  =========    =========      ==========

                     BOSTON CHICKEN, INC. AND SUBSIDIARIES

    NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS GIVING EFFECT TO THE
     ACQUISITION OF MARKET PARTNERS, L.L.C., BC EQUITY FUNDING, L.L.C. AND
                CERTAIN AREA DEVELOPERS OF BOSTON CHICKEN, INC.

 1. The following details the financial position and results of operations of the Boston Chicken area developers acquired in the accompanying pro forma balance sheet and statement of operations (in thousands):

                                                    BC
                      P&L FOOD    BC       BCE    GOLDEN      FINEST       BC         BC      B.C.B.M.  BC TRI-  R&A FOOD
                      SERVICES, BOSTON,   WEST,    GATE,   FOODSERVICE, SUPERIOR, HEARTLAND, SOUTHWEST, STATES,  SERVICES,
      ASSETS           L.L.C.    L.P.     L.P.    L.L.C.      L.L.C.     L.L.C.     L.L.C.      L.P.    L.L.C.     L.P.
      ------          --------- -------  -------  -------  ------------ --------- ---------- ---------- -------  ---------
Current Assets:
 Cash and cash
 equivalents.......    $   225  $   --   $   --   $   256    $   484     $    57    $  170    $   641   $   --    $   602
 Inventories.......      1,042      984      822    1,028      1,315         734       312      1,298       304     1,849
 Prepaid expenses
 and other current
 assets............        195      258      138      245         95          34       --          14        38       259
                       -------  -------  -------  -------    -------     -------    ------    -------   -------   -------
   Total Current
   Assets..........      1,462    1,242      960    1,529      1,894         825       482      1,953       342     2,710
Property and
Equipment, net.....     22,328   18,184   14,178   15,866     12,774      10,351     6,568     22,146    11,315    32,655
Goodwill, net......      1,415    4,673    2,739    2,430     15,526      10,960       --         --     19,615       --
Other Assets, net..        366      115      120    1,115        819         340       270        317       627     2,311
                       -------  -------  -------  -------    -------     -------    ------    -------   -------   -------
   Total Assets....    $25,571  $24,214  $17,997  $20,940    $31,013     $22,476    $7,320    $24,416   $31,899   $37,676
                       =======  =======  =======  =======    =======     =======    ======    =======   =======   =======
LIABILITIES AND PARTNERS'/MEMBERS' (DEFICIT)
--------------------------------------------
Current
Liabilities:
 Accounts payable..    $   295  $    61  $   241  $   256    $   165     $   236    $   30    $   111   $   301   $   743
 Accrued expenses..      3,807    3,461    2,800    3,953      8,232      12,867     1,034      4,737       940    10,956
                       -------  -------  -------  -------    -------     -------    ------    -------   -------   -------
   Total Current
   Liabilities.....      4,102    3,522    3,041    4,209      8,397      13,103     1,064      4,848     1,241    11,699
Long-Term Debt.....     52,162   49,492   45,192   53,566     84,129      53,335     7,252     58,067    40,691    98,353
Other Noncurrent
Liabilities........        898    1,084    1,086    2,307      2,848       1,245       440      1,880        38     2,592
Partners'/Members'
Deficit............    (31,591) (29,884) (31,322) (39,142)   (64,361)    (45,207)   (1,436)   (40,379)  (10,071)  (74,968)
                       -------  -------  -------  -------    -------     -------    ------    -------   -------   -------
   Total
   Liabilities and
   Partners'/Members'
   Deficit ........    $25,571  $24,214  $17,997  $20,940    $31,013     $22,476    $7,320    $24,416   $31,899   $37,676
                       =======  =======  =======  =======    =======     =======    ======    =======   =======   =======
                      TOTAL AREA
      ASSETS          DEVELOPERS
      ------          ----------
Current Assets:
 Cash and cash
 equivalents.......    $  2,435
 Inventories.......       9,688
 Prepaid expenses
 and other current
 assets............       1,276
                      ----------
   Total Current
   Assets..........      13,399
Property and
Equipment, net.....     166,365
Goodwill, net......      57,358
Other Assets, net..       6,400
                      ----------
   Total Assets....    $243,522
                      ==========
LIABILITIES AND PARTNERS'/MEMBERS' (DEFICIT)
--------------------------------------------
Current
Liabilities:
 Accounts payable..    $  2,439
 Accrued expenses..      52,787
                      ----------
   Total Current
   Liabilities.....      55,226
Long-Term Debt.....     542,239
Other Noncurrent
Liabilities........      14,418
Partners'/Members'
Deficit............    (368,361)
                      ----------
   Total
   Liabilities and
   Partners'/Members'
   Deficit ........    $243,522
                      ==========

                             BOSTON CHICKEN, INC.

    NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS GIVING EFFECT TO THE
     ACQUISITION OF MARKET PARTNERS, L.L.C, BC EQUITY FUNDING, L.L.C. AND
                CERTAIN AREA DEVELOPERS OF BOSTON CHICKEN, INC.

                                                    BC
                     P&L FOOD    BC       BCE     GOLDEN      FINEST       BC          BC      B.C.B.M.  BC TRI-   R&A FOOD
                     SERVICES, BOSTON,   WEST,    GATE,    FOODSERVICE, SUPERIOR,  HEARTLAND, SOUTHWEST, STATES,   SERVICES,
                      L.L.C.    L.P.     L.P.     L.L.C.      L.L.C.     L.L.C.      L.L.C.      L.P.     L.L.C.     L.P.
                     --------- -------  -------  --------  ------------ ---------  ---------- ---------- --------  ---------
Revenue............   $15,129  $15,846  $12,575  $ 14,686    $ 17,277   $  8,479    $ 5,094    $20,690   $  5,422   $33,602
Costs and Expenses:
 Store Operations:
 Food and paper....     5,458    5,825    4,380     5,150       6,568      3,206      1,871      7,484      1,946    11,887
 Labor.............     4,161    4,154    3,156     3,873       4,835      2,696      1,398      5,419      1,450     8,282
 Other
 controllable
 costs.............     2,480    2,846    1,965     2,494       2,813      1,593        740      2,959      1,015     5,167
 Rent, occupancy
 and related.......     1,905    2,024    2,218     3,249       4,172      1,994        886      2,921        634     4,111
 Contractual and
 discretionary
 marketing.........     1,192    1,140      857     1,433       1,385        586        396      1,707        388     2,469
 General and
 administrative....     5,089    4,107    1,126     7,834       9,025     12,101        372      3,299     10,071     4,361
 Depreciation and
 amortization
 (excluding
 goodwill
 amortization).....       793      710      545       725         585        427        300      1,000        572     1,348
 Goodwill
 amortization......        39      147       78        78         492        488        --         --         596       --
                      -------  -------  -------  --------    --------   --------    -------    -------   --------   -------
   Total costs and
   expenses........    21,117   20,953   14,325    24,836      29,875     23,091      5,963     24,789     16,672    37,625
                      -------  -------  -------  --------    --------   --------    -------    -------   --------   -------
Loss from
Operations.........    (5,988)  (5,107)  (1,750)  (10,150)    (12,598)   (14,612)      (869)    (4,099)   (11,250)   (4,023)
Other Income
(Expense):
 Interest expense,
 net...............    (1,517)  (1,437)  (1,335)   (1,541)     (2,451)    (1,565)      (228)    (1,693)    (1,162)   (2,839)
 Other income
 (expense), net....        23       (2)       6        64        (133)         5          4          2         24        27
                      -------  -------  -------  --------    --------   --------    -------    -------   --------   -------
   Total other
   income
   (expense).......    (1,494)  (1,439)  (1,329)   (1,477)     (2,584)    (1,560)      (224)    (1,691)    (1,138)   (2,812)
                      -------  -------  -------  --------    --------   --------    -------    -------   --------   -------
Net Loss...........   $(7,482) $(6,546) $(3,079) $(11,627)   $(15,182)  $(16,172)   $(1,093)   $(5,790)  $(12,388)  $(6,835)
                      =======  =======  =======  ========    ========   ========    =======    =======   ========   =======
                       TOTAL
                        AREA
                     DEVELOPERS
                     ----------
Revenue............   $148,800
Costs and Expenses:
 Store Operations:
 Food and paper....     53,775
 Labor.............     39,424
 Other
 controllable
 costs.............     24,072
 Rent, occupancy
 and related.......     24,114
 Contractual and
 discretionary
 marketing.........     11,553
 General and
 administrative....     57,385
 Depreciation and
 amortization
 (excluding
 goodwill
 amortization).....      7,005
 Goodwill
 amortization......      1,918
                     ----------
   Total costs and
   expenses........    219,246
                     ----------
Loss from
Operations.........    (70,446)
Other Income
(Expense):
 Interest expense,
 net...............    (15,768)
 Other income
 (expense), net....         20
                     ----------
   Total other
   income
   (expense).......    (15,748)
                     ----------
Net Loss...........   $(86,194)
                     ==========

                     BOSTON CHICKEN, INC. AND SUBSIDIARIES
        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                      GIVING EFFECT TO THE ACQUISITION OF
            MARKET PARTNERS, L.L.C., BC EQUITY FUNDING, L.L.C. AND
                CERTAIN AREA DEVELOPERS OF BOSTON CHICKEN, INC.

 2. To eliminate the unrealized depreciation recognized on Market Partners' and BC Equity Funding's investments. In lieu of recording the change in the investments' market value, the Company either recognizes the operations of the area developers in which Market Partners and BC Equity Funding have preferred equity investments or, as a result of the loan conversions, consolidates their results of operations.

 3. To eliminate the losses of the Boston Chicken area developers which had been recognized by the Company. As a result of the loan conversions, in lieu of recording the area developers' losses in a single line item on the statement of operations, the Company has consolidated their results of operations.

 4. To eliminate intercompany transactions between the Company, Market Partners, BC Equity Funding and the Boston Chicken area developers.

 5. To amortize goodwill resulting from the conversions over a 35-year period and adjust depreciation on assets acquired based upon their estimated fair market value.

 6. To reverse the provision for loan losses for the area developers whose loans are being converted. In lieu of such loan losses, the pro forma financial statements reflect the net losses of the area developers.

 7. To allocate the portion of the area developers' losses applicable to the minority interests.

 8. To record the issuance, at estimated market value, the consideration for the acquisition of Market Partners and BC Equity Funding and adjust acquired assets to their estimated market value. The estimated market value of the common stock was based upon the market value of the Company's common stock measured over a period of time prior to and after the agreement in principle to acquire BCEF and Market Partners was reached and publicly announced. The estimated market value of the series A exchangeable preferred stock was determined based upon a discounted cash flow analysis of the dividend and principle payments of the instrument. The analysis utilized a discount rate equal to the yield of the Company's publicly-traded debentures measured over a period of time prior to and after the agreement in principle to acquire BCEF and Market Partners was reached and publicly announced.

 9. To record the dividend on the series A exchangeable preferred stock issued in the transaction.

10. The net loss has been increased by $2.0 million in the calculation of basic and diluted loss per share as a result of the accretion of the series A exchangeable preferred stock to its redemption value.

11. To record the conversion of the outstanding balance of the convertible secured loans and elimination of the nonconvertible loans from the Company to the area developers (reflected as $537.3 million on the balance sheet of the area developers and reflected as $210.5 million on the balance sheet of the Company), record acquired assets and liabilities at their estimated fair market value, and recognize the minority interests in the area developers. Additionally, the $52.6 million investment in the area developers by Market Partners and BC Equity Funding is eliminated as the area developers are now accounted for on a consolidated basis.

                     BOSTON CHICKEN, INC. AND SUBSIDIARIES
        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                      GIVING EFFECT TO THE ACQUISITION OF
            MARKET PARTNERS, L.L.C., BC EQUITY FUNDING, L.L.C. AND
                CERTAIN AREA DEVELOPERS OF BOSTON CHICKEN, INC.


12. To eliminate intercompany transactions between the Company and BC Great
    Lakes.

13. To amortize goodwill resulting from the conversions over a 35-year period and adjust depreciation on assets acquired based upon their estimated fair market value.

14. To allocate the portion of BC Great Lakes' losses applicable to the minority interests.